UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K
 _______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 19, 2017

OrangeHook, Inc.
(Exact name of Registrant as Specified in its Charter)

Florida	000-54249	27-1230588
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

319 Barry Avenue South #300
Wayzata, Minnesota 55391
 (Address of Principal Executive Offices including Zip Code)

(442) 500-4665
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On January 19, 2017, OrangeHook, Inc., a Florida corporation (the "Company"), entered into a Lender Agreement with Richard Bernstein ("Bernstein"), and such agreement was amended on January 25, 2017 (as amended, the "Agreement").  Pursuant to the terms of the Agreement, Bernstein loaned the Company the principal amount of $300,000 (the "Loan").  The Loan has a maturity date of February 15, 2017, bears interest at a rate of 20 basis points per day, and provides for a minimum interest amount of $12,000.  All funds received by the Company must be used to repay the Loan.  Upon mutual agreement of the parties, additional loans may be issued to the Company on the same terms of the Loan, provided that the issuance of any additional loans will be dependent upon the repayment of the principal and interest of any previous loan, that in no case will the total outstanding principal amount borrowed under any loan or loans exceed $300,000 in the aggregate and that the parties may mutually agree to substitute alternative payment terms, such as specific accounts receivable being utilized to satisfy loan obligations.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective January 20, 2017, the Company amended its Certificate of Designation of Series OH-2 Convertible Preferred Stock (the "Amendment").  The Amendment increased the number of designated shares of Series OH-2 Convertible Preferred Stock from 11,000 shares to 25,000 shares and amended the Certificate of Designation to reflect that the Company's name is now OrangeHook, Inc.  All other provisions of the original Certificate of Designation remained unchanged by the amendment.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment and the original Certificate of Designation of Series OH-2 Convertible Preferred Stock, each of which are filed as Exhibit 3.1 to this Current Report and are hereby incorporated by reference into this Item 5.03.

Item 8.01 Other Events.

The loan in the principal amount of $325,000, dated December 6, 2016, from Bernstein to the Company has been paid in full in accordance with the terms of the Lender Agreement between the parties dated December 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORANGEHOOK, INC.

Dated:   January 25, 2017
By:  /s/   James Mandel
Name:    James Mandel
Title:      President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Designation of OH-2 Convertible Preferred Stock, as amended January 20, 2017.